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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002

TRANSGENOMIC, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Formation)	000-30975 (Commission File Number)
911789357 (IRS Employer Identification Number)
12325 Emmet Street
Omaha, NE	68164
(Address of principal executive offices)	(Zip Code)

(402) 452-5400
(Registrants' telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

  (c)
  Exhibits.

  99.1
  Certification of Principal Executive Officer pursuant to 18 U.S.C. Section 1350, dated August 14, 2002.

  99.2
  Certification of Principal Financial Officer pursuant to 18 U.S.C. Section 1350, dated August 14, 2002.

Item 9.    Regulation FD Disclosure

        On August 14, 2002, the Registrant submitted its Certification of Principal Executive Officer pursuant to 18 U.S.C. Section 1350 and its Certification of Principal Financial Officer pursuant to 18 U.S.C. Section 1350 as correspondence to the Securities and Exchange Commission accompanying its Form 10-Q filed on August 14, 2002.

  Limitation on Incorporation by Reference

        In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSGENOMIC, INC.
By:	/s/ GREGORY J. DUMAN
Gregory J. Duman Chief Financial Officer

August 14, 2002

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  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure
SIGNATURE